UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________
FORM 8-K
 _____________________________________________
Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 21, 2017
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
MPC Revolving Credit Agreements

On July 21, 2017, Marathon Petroleum Corporation, a Delaware corporation (“MPC”), entered into a $2.5 billion Five-Year Revolving Credit Agreement and a $1.0 billion 364-Day Revolving Credit Agreement.

The $2.5 billion Five-Year Revolving Credit Agreement (the “MPC Five-Year Credit Agreement”) was entered into by and among MPC, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, each of JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Barclays Bank PLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and RBC Capital Markets as joint lead arrangers and joint bookrunners, Wells Fargo Bank, National Association, as syndication agent, each of Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Royal Bank of Canada, as documentation agents, and several other commercial lending institutions that are party thereto, as lenders. The MPC Five-Year Credit Agreement replaced the MPC 2016 Credit Agreement (as defined in Item 1.02 below), which was terminated concurrently with entering into the MPC Five-Year Credit Agreement.

The MPC Five-Year Credit Agreement provides for a $2.5 billion unsecured revolving credit facility that matures on July 21, 2022. MPC has an option to increase the aggregate commitments by up to an additional $500.0 million, subject to, among other conditions, the consent of the lenders whose commitments would be increased. In addition, MPC may request up to two one-year extensions of the maturity date of the MPC Five-Year Credit Agreement subject to, among other conditions, the consent of lenders holding a majority of the commitments, provided that the commitments of any non-consenting lenders will terminate on the then-effective maturity date. The MPC Five-Year Credit Agreement includes sub-facilities for swing-line loans of up to $100 million and letters of credit of up to approximately $1.8 billion, subject to agreement of one or more of the lenders to increase their issuing commitments thereunder.

Commitment fees ranging from 10.0 basis points to 25.0 basis points per annum, depending on MPC’s credit ratings (currently 15.0 basis points), accrue on the unused commitments under the MPC Five-Year Credit Agreement. Borrowings under the MPC Five-Year Credit Agreement bear interest, at MPC’s election, at either (i) the Adjusted LIBO Rate (as defined in the MPC Five Year Credit Agreement) plus a margin ranging from 100.0 basis points to 175.0 basis points per annum, depending on MPC’s credit ratings (currently 125.0 basis points), or (ii) the Alternate Base Rate (as defined in the MPC Five-Year Credit Agreement) plus a margin ranging from 0.0 basis points to 75.0 basis points per annum, depending on MPC’s credit ratings (currently 25.0 basis points).

The $1.0 billion 364-Day Revolving Credit Agreement (the “MPC 364-Day Credit Agreement” and, together with the MPC Five-Year Credit Agreement, the “MPC Credit Agreements”) was entered into by and among MPC, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, each of JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Barclays Bank PLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and RBC Capital Markets as joint lead arrangers and joint bookrunners, Wells Fargo Bank, National Association, as syndication agent, each of Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Royal Bank of Canada, as documentation agents, and several other commercial lending institutions that are party thereto as lenders.

The MPC 364-Day Credit Agreement provides for a $1.0 billion unsecured revolving credit facility that matures on July 20, 2018. Commitment fees ranging from 10.0 basis points to 17.5 basis points per annum, depending on MPC’s credit ratings (currently 12.5 basis points), accrue on the unused commitments under the MPC 364-Day Credit Agreement. Borrowings under the MPC 364-Day Credit Agreement bear interest, at MPC’s election, at either (a) the Adjusted LIBO Rate (as defined in the 364-Day Credit Agreement) plus a margin ranging from 112.5 basis points to 150.0 basis points per annum, depending on MPC’s credit ratings (currently 125.0 basis points) or (b) the Alternate Base Rate (as defined in the MPC 364-Day Credit Agreement) plus a margin ranging from 12.5 basis points to 50.0 basis points per annum, depending on MPC’s credit ratings (currently 25.0 basis points). The MPC 364-Day Credit Agreement replaced the previous 364-Day Revolving Credit Agreement, dated as of July 20, 2016, which expired on July 19, 2017.

The MPC Credit Agreements contain representations and warranties, affirmative and negative covenants and events of default that MPC considers customary for similar agreements, including a covenant that requires MPC’s ratio (expressed as a percentage) of Consolidated Net Debt (as defined in the MPC Credit Agreements) to Total Capitalization (as defined in the MPC Credit Agreements) not to exceed 65% as of the last day of each fiscal quarter. If an event of default exists under the MPC Credit Agreements, the lenders may terminate the commitments thereunder and require the immediate repayment of all outstanding borrowings and the cash collateralization of all outstanding letters of credit. In addition to commitment fees and interest changes, MPC agreed to pay administrative fees, letter of credit fronting fees and other customary fees and to reimburse certain expenses of the lenders incurred in connection with the MPC Credit Agreements.

MPLX Revolving Credit Agreement
On July 21, 2017, MPLX LP, a Delaware limited partnership formed by MPC (“MPLX”), entered into a Credit Agreement among MPLX, as borrower, Wells Fargo Bank, National Association, as administrative agent, each of Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and RBC Capital Markets, as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as syndication agent, each of Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Royal Bank of Canada, as documentation agents, and the other lenders and issuing banks that are parties thereto (the “MPLX Credit Agreement”) providing for a five-year $2.25 billion revolving credit facility. The MPLX Credit Agreement replaced the MPLX 2014 Credit Agreement (as defined below), which was terminated concurrently with entering into the MPLX Credit Agreement.

The MPLX Credit Agreement includes letter of credit issuing capacity of up to approximately $222 million (subject to agreement of any lenders to increase their letter of credit issuing commitments thereunder) and swingline loan capacity of up to $100 million. The revolving credit facility may be increased by up to an additional $500 million, subject to certain customary conditions, including the consent of the lenders whose commitments would increase. The MPLX Credit Agreement is for a five-year term with a maturity date of July 21, 2022 and may be extended for up to two additional one-year periods subject to, among other conditions, the consent of the lenders holding a majority of the revolving credit facility commitments, provided that the commitments held by any non-consenting lenders will terminate on the original maturity date.

Commitment fees ranging from 12.5 basis points to 30.0 basis points per annum, depending on MPLX’s credit ratings (currently 20.0 basis points), accrue on the unused commitments under the MPLX Credit Agreement. Borrowings under the MPLX Credit Agreement bear interest, at MPLX’s election, at either (i) the Adjusted LIBO Rate (as defined in the Credit Agreement) plus a margin ranging from 112.5 basis points to 200.0 basis points per annum, depending on MPLX’s credit ratings (currently 150.0 basis points), or (ii) or the Alternate Base Rate (as defined in the Credit Agreement) plus a margin ranging from 12.5 basis points to 100.0 basis points per annum, depending on MPLX’s credit ratings (currently 50.0 basis points).

The MPLX Credit Agreement contains representations and warranties, affirmative and negative covenants and events of default that are customary for an agreement of this type, including a covenant that requires MPLX’s ratio of Consolidated Total Debt (as defined in the MPLX Credit Agreement) to Consolidated EBITDA (as defined in the MPLX Credit Agreement) for the four prior fiscal quarters not to exceed 5.0 to 1.0 as of the last day of each fiscal quarter (or 5.5 to 1.0 during an Acquisition Period (as defined in the Credit Agreement)). Consolidated EBITDA is subject to adjustments for certain acquisitions completed and capital projects undertaken during the relevant period. In addition to commitment fees and interest changes, MPLX agreed to pay administrative fees, letter of credit fronting fees and other customary fees and to reimburse certain expenses of the lenders incurred in connection with the MPLX Credit Agreement.

Certain parties to the MPC Credit Agreements and MPLX Credit Agreement and their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for MPC and its subsidiaries and affiliates, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The descriptions set forth in this report of the terms and conditions of the MPC Five-Year Credit Agreement, the MPC 364-Day Credit Agreement and the MPLX Credit Agreement are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto, respectively.

Item 1.02	Termination of a Material Definitive Agreement.
In connection with entering into the MPC Five-Year Credit Agreement on July 21, 2017, MPC terminated its $2.5 billion four-year Revolving Credit Agreement, dated as of July 20, 2016 (the “MPC 2016 Credit Agreement”), by and among MPC, JPMorgan Chase Bank, N.A., as administrative agent, and the various other commercial lending institutions that were party thereto. A Summary of the terms of the 2016 Credit Agreement may be found in the Current Report on Form 8-K filed by MPC on July 26, 2016, which summary is incorporated herein by reference.

In connection with entering into the MPLX Credit Agreement on July 21, 2017, MPLX terminated its $2.0 billion revolving Credit Agreement, dated as of November 20, 2014 and amended effective as of December 4, 2015 (the “MPLX 2014 Credit Agreement”), by and among MPLX, Wells Fargo Bank, National Association, as administrative agent, and the various other commercial lending institutions that were party thereto. Summaries of the terms of the 2014 Credit Agreement and amendment may be found in the Current Reports on Form 8-K filed by MPC on November 26, 2014 and November 2, 2015, which summaries are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1
$2,500,000,000 Five-Year Revolving Credit Agreement, dated July 21, 2017, by and among Marathon Petroleum Corporation, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, each of JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Barclays Bank PLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and RBC Capital Markets, as joint lead arrangers and joint bookrunners, Wells Fargo Bank, National Association, as syndication agent, each of Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Royal Bank of Canada, as documentation agents, and several other commercial lending institutions that are party thereto.

10.2
$1,000,000,000 364-Day Revolving Credit Agreement, dated July 21, 2017, by and among Marathon Petroleum Corporation, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, each of JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Barclays Bank PLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and RBC Capital Markets, as joint lead arrangers and joint bookrunners, Wells Fargo Bank, National Association, as syndication agent, each of Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Royal Bank of Canada, as documentation agents, and several other commercial lending institutions that are party thereto.

10.3
Credit Agreement, dated as of July 21, 2017, among MPLX LP, as borrower, Wells Fargo Bank, National Association, as administrative agent, each of Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and RBC Capital Markets, as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as syndication agent, each of Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Royal Bank of Canada, as documentation agents, and the other lenders and issuing banks that are parties thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: July 27, 2017	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Corporate Secretary and Chief Compliance Officer

Index to Exhibits

Exhibit Number	Description

10.1
$2,500,000,000 Five-Year Revolving Credit Agreement, dated July 21, 2017, by and among Marathon Petroleum Corporation, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, each of JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Barclays Bank PLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and RBC Capital Markets, as joint lead arrangers and joint bookrunners, Wells Fargo Bank, National Association, as syndication agent, each of Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Royal Bank of Canada, as documentation agents, and several other commercial lending institutions that are party thereto.

10.2
$1,000,000,000 364-Day Revolving Credit Agreement, dated July 21, 2017, by and among Marathon Petroleum Corporation, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, each of JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Barclays Bank PLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and RBC Capital Markets, as joint lead arrangers and joint bookrunners, Wells Fargo Bank, National Association, as syndication agent, each of Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Royal Bank of Canada, as documentation agents, and several other commercial lending institutions that are party thereto.

10.3
Credit Agreement, dated as of July 21, 2017, among MPLX LP, as borrower, Wells Fargo Bank, National Association, as administrative agent, each of Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and RBC Capital Markets, as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as syndication agent, each of Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Royal Bank of Canada, as documentation agents, and the other lenders and issuing banks that are parties thereto.